SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 20, 2004 (Date of earliest event reported)
eNetpc, Inc (Exact name of registrant as specified in its charter)
MN (State or other jurisdiction of incorporation)	000-27225 (Commission File Number)	411427445 (IRS Employer Indentification Number)
	151 W Burnsville Parkway Suite 229 (Address of principal executive offices)	55337 (Zip Code)
Registrant's telephone number, including area code: 952-890-2362

Item 5. Other Events and Regulation FD Disclosure

new symbol change

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of eNetpc, Inc dated January 20, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2004	ENETPC, INC By: /s/ Richard Pomije Richard Pomije CEO